                                                                    EXHIBIT 99.1

CASE NAME:      KEVCO, INC.                                        ACCRUAL BASIS

CASE NUMBER:    401-40783-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002
                                       ----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                    EXECUTIVE VICE PRESIDENT AND
/s/ WILFORD W. SIMPSON                                CHIEF FINANCIAL OFFICER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                          MARCH 7, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                          MARCH 7, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:     401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED                   MONTH
ASSETS                                                           AMOUNT                    JAN-02            MONTH         MONTH
------                                                         -----------              -----------        ---------     ---------
1.  Unrestricted Cash (FOOTNOTE)                                     1,000                    1,000
2.  Restricted Cash
3.  Total Cash                                                       1,000                    1,000
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                            459,000                       --
9.  Total Current Assets                                           460,000                    1,000
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)             4,790,071                6,801,458
15. Other (Attach List)                                        613,299,110              310,687,331
16. Total Assets                                               618,549,181              317,489,789

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                  78,485,673
23. Total Post Petition Liabilities                                                      78,485,673

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                     75,885,064               13,509,318
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                        136,505,780              141,833,049
28. Total Pre Petition Liabilities                             212,390,844              155,342,367
29. Total Liabilities                                          212,390,844              233,828,040

EQUITY

30. Pre Petition Owners' Equity                                                         406,158,337
31. Post Petition Cumulative Profit Or (Loss)                                           (10,364,925)
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                           (312,131,663)
33. Total Equity                                                                         83,661,749
34. Total Liabilities and Equity                                                        317,489,789

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                     SUPPLEMENT TO

CASE NUMBER:     401-40783-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                        SCHEDULED                     MONTH
ASSETS                                                   AMOUNT                      JAN-02              MONTH        MONTH
------                                                 -----------                 -----------           -----        -----
A.  Prepaid Escrowed Retention Pmts.                       459,000
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                459,000

A.  Capitalized loan costs                               4,790,071                   4,297,973
B.  Investment in Subsidiaries                                                       2,503,485
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                   4,790,071                   6,801,458

A.  Intercompany Receivables (FOOTNOTE)                306,649,555
B.  Interco. Promissory Note (FOOTNOTE)                235,981,314                 235,981,314
C.  Interco. Royalties (FOOTNOTE)                       70,668,241                  74,706,017
D.
E.
TOTAL OTHER ASSETS - LINE 15                           613,299,110                 310,687,331

POST PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                                    62,980,907
B.  Accrued Interest on Notes/Bonds                                                 15,504,766
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                               78,485,673

PRE PETITION LIABILITIES
A.  Interco. Liabilities (FOOTNOTE)                      8,005,780                   8,005,780
B.  10 3/8% Sr. Sub. Notes                             105,000,000                 105,000,000
C.  Senior Sub. Exchangeable Notes                      23,500,000                  23,500,000
D.  Accrued Interest on Notes/Bonds                                                  5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                  136,505,780                 141,833,049

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 2

CASE NUMBER:     401-40783-BJH-11

INCOME STATEMENT
                                                       MONTH                                                   QUARTER
REVENUES                                              JAN-02              MONTH              MONTH              TOTAL
--------                                            ----------            -----              -----           ----------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating
    Income & Expense

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)
18. Interest Expense                                 1,322,406                                                1,322,406
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                     (1,322,406)                                              (1,322,406)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                               (1,322,406)                                              (1,322,406)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 3

CASE NUMBER:     401-40783-BJH-11

CASH RECEIPTS AND                                 MONTH                                       QUARTER
DISBURSEMENTS                                    JAN-02         MONTH         MONTH            TOTAL
-------------                                    ------         -----         -----           -------
1.  Cash - Beginning Of Month                            SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                        SUPPLEMENT TO ACCRUAL BASIS -3
                                                 JANUARY, 2002
CASE NUMBER:  401-40783-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                               DIST LP         MFG         MGMT         HOLDING   COMP       KEVCO INC    TOTAL
                                               -------       -------    ---------       -------   ----       ---------  ---------
 1. CASH-BEGINNING OF MONTH                         --       151,232    3,175,268         --       --          1,000    3,327,500

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                      --            --                                                           --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                    --            --                                                           --
 4. POST PETITION                                                 --                                                           --

 5. TOTAL OPERATING RECEIPTS                        --            --           --         --       --             --           --

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                              --                                                           --
 7. SALE OF ASSETS                                            29,212                                                       29,212
 8. OTHER                                        4,448        35,062        4,736         --       --             --       44,246
     INTERCOMPANY TRANSFERS                      6,003       (34,871)      28,868         --                                   --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                               4,448                                             --
             INTEREST INCOME                                                4,736

 9. TOTAL NON OPERATING RECEIPTS                10,451        29,403       33,604         --       --             --       73,458

10. TOTAL RECEIPTS                              10,451        29,403       33,604         --       --             --       73,458

11. CASH AVAILABLE                              10,451       180,635    3,208,872         --       --          1,000    3,400,958

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                            17,178                                          17,178
13. PAYROLL TAXES PAID                                            --       33,873                                          33,873
14. SALES, USE & OTHER TAXES PAID                                 --                                                           --
15. SECURED/RENTAL/LEASES                                         --        5,078                                           5,078
16. UTILITIES                                                     --          192                                             192
17. INSURANCE                                                     --       37,859                                          37,859
18. INVENTORY PURCHASES                                           --                                                           --
19. VEHICLE EXPENSE                                               --                                                           --
20. TRAVEL                                                        --                                                           --
21. ENTERTAINMENT                                                 --                                                           --
22. REPAIRS & MAINTENANCE                        3,260            --                                                        3,260
23. SUPPLIES                                                      --                                                           --
24. ADVERTISING                                                                                                                --
25. OTHER                                        7,191        29,220        4,617         --       --             --       41,028
             LOAN PAYMENTS                                    29,212           --                                          29,212
                FREIGHT                                           --                                                           --
                CONTRACT LABOR                                    --                                                           --
                401 K PAYMENTS                                    --                                                           --
                PAYROLL TAX ADVANCE ADP                                                                                        --
                WAGE GARNISHMENTS                                                                                              --
                MISC.                            7,191             8        4,617                                          11,816

26. TOTAL OPERATING DISBURSEMENTS               10,451        29,220       98,797         --       --             --      138,468

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                             --       92,450                                          92,450
28. US TRUSTEE FEES                                               --       11,500                                          11,500
29. OTHER                                                                                                                      --
30. TOTAL REORGANIZATION EXPENSE                    --            --      103,950         --       --             --      103,950

31. TOTAL DISBURSEMENTS                         10,451        29,220      202,747         --       --             --      242,418

32. NET CASH FLOW                                   --           183     (169,143)        --       --             --     (168,960)

33. CASH- END OF MONTH                              --       151,415    3,006,125         --       --          1,000    3,158,540

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 4

CASE NUMBER:     401-40783-BJH-11

                                          SCHEDULED           MONTH
ACCOUNTS RECEIVABLE AGING                   AMOUNT            JAN-02            MONTH         MONTH
-------------------------                 ---------           ------            -----         -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                    0               0              0

AGING OF POST PETITION                                        MONTH:  January-02
TAXES AND PAYABLES                                                  ------------

                             0 - 30        31 - 60       61 - 90        91 +
TAXES PAYABLE                 DAYS           DAYS          DAYS         DAYS        TOTAL
-------------                ------        -------       -------        ----        -----
1.  Federal
2.  State
3.  Local
4.  Other (Attach List)
5.  Total Taxes Payable                                                                0
6.  Accounts Payable                                                                   0

STATUS OF POST PETITION TAXES                                 MONTH:  January-02
                                                                    ------------

                                 BEGINNING TAX      AMOUNT WITHHELD                                ENDING TAX
FEDERAL                            LIABILITY*       AND/OR ACCRUED          (AMOUNT PAID)          LIABILITY
-------                          -------------      ---------------         -------------          ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes                                                                                0

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)
15. Total State And Local                                                                              0
16. Total Taxes                                                                                        0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:      401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:  January-02
                                                                ----------------

BANK RECONCILIATIONS                                Account # 1          Account # 2
--------------------                              ---------------        -----------
A.  BANK:                                         Bank of America                          Other Accounts          TOTAL
B.  ACCOUNT NUMBER:                                  3750768521                             (Attach List)
C.  PURPOSE (TYPE):                                 DIP Account
1.  Balance Per Bank Statement                              1,000                                                  1,000
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                             1,000                                                  1,000
6.  Number of Last Check Written                        N/A

INVESTMENT ACCOUNTS

                                               DATE              TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE         INSTRUMENT           PURCHASE PRICE           CURRENT VALUE
---------------------------                 -----------         ----------           --------------           -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                                  0

CASH

12. Currency On Hand                                                                                                   0
13. Total Cash - End of Month                                                                                      1,000

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO, INC.                                 ACCRUAL BASIS - 6

CASE NUMBER:       401-40783-BJH-11
                                                               MONTH: January-02
                                                                     -----------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF             AMOUNT               TOTAL PAID
                NAME                   PAYMENT              PAID                 TO DATE
                ----                   -------             ------               ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                DATE OF
                              COURT ORDER                                                  TOTAL
                              AUTHORIZING         AMOUNT        AMOUNT     TOTAL PAID     INCURRED
          NAME                  PAYMENT          APPROVED        PAID       TO DATE       & UNPAID*
          ----                -----------        --------       ------     ----------     ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals

     * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                            SCHEDULED        AMOUNTS         TOTAL
                             MONTHLY          PAID          UNPAID
                            PAYMENTS         DURING          POST
   NAME OF CREDITOR           DUE             MONTH        PETITION
   ----------------         --------         -------      ----------
1.  Bank of America                                       13,509,318
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                 13,509,318

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO, INC.                                 ACCRUAL BASIS - 7

CASE NUMBER:       401-40783-BJH-11                           MONTH:  January-02
                                                                     -----------
QUESTIONNAIRE

                                                                                                                 YES        NO
                                                                                                                 ---        --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                               X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                          X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                X

6.  Are any Post Petition Payroll Taxes past due?                                                                           X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                           X

8.  Are any Post Petition Real Estate Taxes past due?                                                                       X

9.  Are any other Post Petition Taxes past due?                                                                             X

10. Are any amounts owed to Post Petition creditors delinquent?                                                             X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                      X

12. Are any wage payments past due?                                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                 YES        NO
                                                                                                                 ---        --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY            CARRIER            PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
 --------------            -------            --------------        --------------------------
General Liability       Liberty Mutual        9/1/00-3/1/02            Semi-Annual $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40783-BJH-11                          ACCRUAL BASIS

                                                            MONTH:    January-02
                                                                  --------------

ACCRUAL
BASIS
FORM
NUMBER    LINE NUMBER      FOOTNOTE / EXPLANATION
-------   -----------      ----------------------
  1            1           Pursuant to the February 12, 2001 Order (1)
  3            1           Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank
                           of America and Key Bank deposit accounts are swept
                           daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by,
                           and held in the name of Kevco Management Co.
                           Accordingly, all cash receipts and disbursements flow
                           through Kevco Management's Bank of America DIP
                           account. A schedule allocating receipts and
                           disbursements among Kevco, Inc. and its subsidiaries
                           is included in this report as a Supplement to Accrual
                           Basis -3.

  1           15A,B,C      Intercompany assets were inadvertently doubled on
  1           32           Debtor's Schedules. The adjustment to equity corrects
                           the error.

  1           15B,C        Intercompany receivables/payables are from/to
  1           22A          co-debtors Kevco Management Co. (Case No.
  1           27A          401-40788-BJH), Kevco Distribution, LP (Case No.
  7            3           401-40789-BJH)' Kevco Holding, Inc. (Case No.
                           401-40785-BJH), DCM Delaware, Inc. (Case No.
                           401-40787-BJH), Kevco GP, Inc. (Case No.
                           401-40786-BJH), Kevco Components, Inc. (Case No.
                           401-40790-BJH), and Kevco Manufacturing, LP. (Case
                           No. 401-40784-BJH).

  1           24           Secured debt reductions are from the sales of Kevco
                           Manufacturing, LP's operating divisions, the asset
                           sale of the South Region of Kevco Distribution, as
                           well as direct cash payments.